November 19, 1999


EDGAR FILING

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:     Viking Mutual Funds:
             --Viking Tax-Free Fund for Montana
             --Viking Tax-Free Fund for North Dakota
             --Viking Large-Cap Value Fund
             1933 Act File No. 333-77993
             1940 Act File No. 811-9277

Dear Sir or Madam:

     Transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is a supplement dated November 19, 1999 to the current prospectus of the above-named registrant, dated August 3, 1999. The supplement contains information about sales charge waivers for certain eligible investors.

     Please contact me at (701) 852-1264 or Fatima Sulaiman of Kirkpatrick & Lockhart LLP, counsel to the registrant, at (202) 778-9223 if you have any questions about this filing.

                              Sincerely,


                              Douglas P. Miller


Enclosure




                             VIKING MUTUAL FUNDS


                Supplement to the Prospectus dated August 3, 1999


The following category is added to the section "Waivers for Certain Investors" found on page 18:

   * persons purchasing Fund shares using redemption proceeds from the sale of shares of another mutual fund if (1) such person paid a front-end sales charge, a contingent deferred sales charge, or if the fund levied an annual asset based distribution fee in excess of 0.25% and (2) the purchase of Fund shares occurs within 365 days of the redemption date. Viking Distributors may require written evidence of eligibility for this waiver. This waiver will be in effect from November 19, 1999 until April 30, 2000 unless extended by another supplement to or amendment of the Prospectus.


             The date of this supplement is November 19, 1999.